Variable Funds Trust	|	Equity	|	4.30.2015

Guggenheim Variable Funds Trust Summary Prospectus

Series Name
Series D	(World Equity Income Series)

Before you invest, you may wish to review the Series’ Prospectus, which contains more information about the Series and its risks. You may obtain the Prospectus and other information about the Series, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com.
The Series’ Prospectus and SAI, each dated April 30, 2015, as revised from time to time, and the Series’ most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

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Series D (World Equity Income Series)

INVESTMENT OBJECTIVE
Series D seeks to provide total return, comprised of capital appreciation and income.
FEES AND EXPENSES OF THE SERIES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.31%
Total Annual Operating Expenses	1.01%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.
The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236
PORTFOLIO TURNOVER
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 132% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Series will invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities. Generally, the Series intends to invest in higher dividend-yielding equity securities. The Series is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.
While the Series tends to focus its investments in equity securities of large-and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Series may thus invest a significant portion of its assets in small-and mid-capitalization companies. The equity securities in which the Series may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADS"), convertible securities and warrants and rights. The Series invests in securities denominated in a wide variety of currencies.
The Series may invest in a variety of liquid investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity. The Series may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in debt securities of foreign or U.S. issuers.

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While the Series generally does not intend to usually hold a significant portion of its assets in derivatives, the Series may invest in derivatives, consisting of forwards, options, swaps and futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Series can hedge a portion of its foreign currency exposure using derivatives.
Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager"), will actively manage the Series’ portfolio while utilizing quantitative analysis to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Series’ benchmark, the MSCI World Index (Net). In selecting investments, the Investment Manager will consider the dividend yield of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization, among other factors or security characteristics. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI World Index (Net), a broad-based index that captures large-and mid-cap representations across a large number of developed markets countries, the Series will also invest in securities that are not included in the MSCI World Index (Net). The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.
Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, derivative instruments, fixed-income securities, government bonds, money market securities, or repurchase agreements. The Series may be unable to pursue or achieve its investment objective during that time and temporary defensive investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are summarized below.
Capitalization Securities Risk—The Series may have significant exposure to securities in a particular capitalization range, e.g., large-, mid-or small-cap securities. As a result, the Series may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Credit Risk—The Series could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Depositary Receipt Risk—The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Series’ portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Series’ portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Series invests are traded (and privately negotiated)

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in the over-the-counter ("OTC") market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Emerging Markets Risk—Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.
Foreign Securities and Currency Risk—Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Geographic Focus Risk—Asia. Because the Series may focus its investments in Asia, the Series’ performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. As a result, the Series’ performance may be more volatile than the performance of a more geographically diversified series.
Geographic Focus Risk—Europe. Because the Series may focus its investments in Europe, the Series’ performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the Series’ performance may be more volatile than the performance of a more geographically diversified series.
Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Series' performance.
Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.
Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Series to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.
Market Risk—The value of, or income generated by, the securities held by the Series may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

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PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Series by showing the Series’ share performance from year to year and average annual returns for the one, five, and ten year periods compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.
The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower.
Effective August 15, 2013, certain changes were made to the Series’ investment objective, principal investment strategies and portfolio management team. Performance prior to April 29, 2011 was achieved when the Series had a different investment objective and used different strategies.

Highest Quarter Return		Lowest Quarter Return
Q4 2009	15.35%	Q3 2011	-18.38%
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Series D	5.00%	7.30%	4.29%
MSCI World Index (Net) (reflects no deductions for fees, expenses, or taxes, except foreign withholding taxes)[1]	4.94%	10.20%	6.03%

[1]
The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Series may be lower.

MANAGEMENT OF THE SERIES
INVESTMENT MANAGER
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.
PORTFOLIO MANAGERS
Farhan Sharaff, Ole Jakob Wold and Scott Hammond are primarily responsible for the day-to-day management of the Series, and each holds the title of Portfolio Manager with the Investment Manager. They have co-managed the Series since August 2013.

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PURCHASE AND SALE OF SERIES’ SHARES
Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.
TAX INFORMATION
Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the annuity or insurance contract.
PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Series through a broker/dealer, financial representative or other financial intermediary, the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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